FPA Perennial Fund, Inc. (FPPFX)

Supplement dated June 4, 2015 to the

Prospectus dated April 30, 2015

This Supplement updates certain information contained in the Prospectus for FPA Perennial Fund, Inc. (the “Fund”) dated April 30, 2015.  You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.fpafunds.com or calling us at (800) 638-3060.

CHANGE IN NAME

Effective September 1, 2015, the Fund’s name will be changed to “FPA U.S. Value Fund, Inc.”.

CHANGE IN PORTFOLIO MANAGERS

Effective September 1, 2015, the paragraphs under the heading “Summary Section — Portfolio Managers” on page 7 of the Prospectus are deleted and replaced in their entirety with the following:

“Portfolio Manager.  Gregory Nathan, Managing Director of the Adviser, has served as a portfolio manager since September 1, 2015.”

Effective September 1, 2015, the paragraphs under the heading “Management and Organization — Portfolio Managers” on page 13 of the Prospectus are deleted and replaced in their entirety with the following:

“Portfolio Manager

Gregory Nathan is primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Gregory Nathan has been an analyst for FPA’s Contrarian Value strategy, including FPA Crescent Fund, since January 2007.  Prior to joining FPA in 2007, Mr. Nathan was a managing member of Coldwater Asset Management LLC.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of shares of the Fund.”

Effective September 1, 2015, Eric Ende and Gregory Herr will no longer be Portfolio Managers of the Fund.

DISCONTINUANCE OF SALES TO NEW INVESTORS

Effective on or about June 15, 2015, the Fund has discontinued indefinitely the sale of its shares to new investors, except existing shareholders, directors, officers and employees of the Fund, the Adviser and affiliated companies, and their immediate relatives.

In addition, the Fund will allow new investors to purchase shares if they fall into one of the following categories:

1.                                      Clients of an institutional consultant, a financial advisor, a financial planner, or an affiliate of a financial advisor or financial planner, who has client assets invested with the Fund at the time of your application;

2.                                      Investors purchasing Fund shares through a sponsored fee-based program and shares of the Fund are made available to that program pursuant to an agreement with FPA Funds or UMB Distribution Services, LLC, and FPA Funds or UMB Distribution Services, LLC has notified the sponsor of that program, in writing, that shares may be offered through such program and has not withdrawn that notification;

3.                                      Investors transferring or “rolling over” into a Fund IRA account from an employee benefit plan through which you held shares of the Fund (if your plan doesn’t qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan);

4.                                      You are an employee benefit plan or other type of corporate or charitable account sponsored by or affiliated with an organization that also sponsors or is affiliated with (or is related to an organization that sponsors or is affiliated with) another employee benefit plan or corporate or charitable account that is a shareholder of the Fund, and;

5.                                      You are a participant of an employee benefit plan that is already a Fund shareholder.

The Fund may ask you to verify that you meet one of the categories above prior to permitting you to open a new account in the Fund. The Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. The Fund also may decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if you would be eligible to open a new account under these guidelines.

The Fund’s ability to impose the guidelines above with respect to accounts held by financial intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.

The Fund continues to reinvest dividends and capital gain distributions with respect to the accounts of existing shareholders who elect such options.

FPA Perennial Fund, Inc. (as of September 1, 2015, FPA U.S. Value Fund, Inc.) expects to re-open to new investors during October 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FPA Perennial Fund, Inc. (FPPFX)

Supplement dated June 4, 2015 to the

Statement of Additional Information dated April 30, 2015

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) for FPA Perennial Fund, Inc. (the “Fund”) dated April 30, 2015. You should retain this Supplement and the SAI for future reference. Additional copies of the SAI may be obtained free of charge by visiting our web site at www.fpafunds.com or calling us at (800) 638-3060.

Effective on September 1, 2015, (i) Eric Ende will no longer be a portfolio manager of the Fund or a director or officer of the Fund and (ii) Gregory Herr will no longer be a portfolio manager of the Fund or an officer of the Fund.

The following changes to the SAI are each effective on September 1, 2015:

1.  All references to Eric Ende and Gregory A. Herr in this SAI are hereby deleted in their entirety.

2.   The heading “Officers” on page 21 of the SAI is hereby supplemented with the following:

Name, Address* and Age	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Gregory Nathan, 34	Portfolio Manager, Vice President	2015	Managing Director of First Pacific Advisors, LLC (since May 2015); Vice President of Adviser from January 2007 to April 2015.

*                 The address for each Officer is 11601 Wilshire Blvd, Ste. 1200, Los Angeles, California 90025.

3.   The first three paragraphs and table under the heading “Portfolio Managers” on page 28 of the SAI are deleted in and replaced in their entirety with the following:

“PORTFOLIO MANAGERS

Gregory Nathan is primarily responsible for the day-to-day management of the Fund’s portfolio.

Other Accounts Managed by the Portfolio Manager. Set forth below is the following information with respect to other accounts managed by the Portfolio Manager as of May 31, 2015.

Mr. Nathan manages the following accounts (including the Fund):

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Gregory Nathan	Registered Investment Companies:	0	$0	0	0
	Other Pooled Investment Vehicles:	0	$0	0	0
	Other Accounts:	0	$0	0	0	”

4.                                      The table under the heading “Portfolio Managers — Ownership of Securities” on page 30 of the SAI is deleted and replaced in its entirety with the following:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund

Gregory Nathan, 34	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.